TAX EXPENSE (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
TAX EXPENSE
Expected income tax benefit at statutory tax rate, net	$ (2,615)	$ (1,160)
State taxes (net of federal tax benefits)	(1,120)	(489)
Increase in valuation allowance	3,719	1,567
Loss on disposal	0	0
Debt discount	0	47
Debt forgiveness	(6)	0
Other	10	35
Reported income tax expense (benefit)	$ 0	$ 0